                                                                      Exhibit 24

                                POWER OF ATTORNEY

     Each of the undersigned officers and/or directors of Superconductive Components, Inc., an Ohio corporation (the "Company"), hereby appoints Daniel Rooney and Curtis A. Loveland as his or her true and lawful attorneys-in-fact, or any of them individually with power to act without the other, as his or her true and lawful attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 10, 2006.

              Signature                                   Title
              ---------                                   -----


/s/ Daniel Rooney                       President, Chief Executive Officer and
-------------------------------------   Chairman of the Board of Directors and
Daniel Rooney                           Director (principal executive officer)


/s/ Gerald S. Blaskie                   Vice President and Chief Financial
-------------------------------------   Officer (principal financial officer and
Gerald S. Blaskie                       principal accounting officer)


/s/ Robert H. Peitz                     Director
-------------------------------------
Robert H. Peitz


/s/ Walter J. Doyle                     Director
-------------------------------------
Walter J. Doyle


/s/ Robert J. Baker, Jr.                Director
-------------------------------------
Robert J. Baker, Jr.


/s/ Edward W. Ungar                     Director
-------------------------------------
Edward W. Ungar